Exhibit 99.1

Constellation Brands Exercises Warrants to Acquire Shares in Canopy Growth,
Reinforcing Confidence in Canopy Growth’s Ability to Win Long-Term in
Emerging Cannabis Industry

VICTOR, N.Y. and SMITH FALLS, Ontario, May 1, 2020 - Constellation Brands, Inc. (“Constellation Brands”) (NYSE: STZ and STZ.B), a leading beverage alcohol company, and Canopy Growth Corporation (“Canopy Growth”) (TSX: WEED, NYSE: CGC), a leading diversified cannabis company, today announced the exercise by Greenstar Canada Investment Limited Partnership, an indirect, wholly-owned subsidiary of Constellation Brands, of an aggregate of 18,876,901 warrants to purchase common shares of Canopy Growth.
The warrants, which were originally issued on November 2, 2017, were exercised at an exercise price of C$12.9783 per common share for an aggregate of approximately C$245 million. Upon issuance, the common shares represented approximately 5.1% of the issued and outstanding common shares of Canopy Growth. As a result of the acquisition of new common shares, Constellation Brands now indirectly holds, in the aggregate, 142,253,802 common shares, 139,745,453 warrants to purchase common shares and C$200,000,000 principal amount of senior notes. Collectively, the common shares increase Constellation Brand’s ownership of Canopy Growth to 38.6% of the issued and outstanding common shares. Assuming full exercise of all remaining warrants and full conversion of the notes (but for these purposes excluding any effect from a Canopy Growth exercise of its right to acquire Acreage Holdings, Inc. pursuant to its option under the plan of arrangement previously announced on June 27, 2019) Constellation Brands would own approximately 55.8% of the issued and outstanding common shares of Canopy Growth.
“While global legalization of cannabis is still in its infancy, we continue to believe the long-term opportunity in this evolving market is substantial,” said Bill Newlands, president and chief executive officer, Constellation Brands. “Canopy is best positioned to win in the emerging cannabis space and we are confident in the strategic direction of the company under David Klein and his team.”

"This additional investment validates the work our team has done since attracting the initial investment in 2017. It also strengthens our ability to pursue the immense market and product opportunities available to Canopy in Canada, the U.S. and other key global markets," said David Klein, chief executive officer, Canopy Growth.
Constellation Brands may from time to time acquire or dispose of common shares or other securities of Canopy Growth or exercise its warrants in the future, either on the open market or in private transactions, in each case, depending on a number of factors, including general market and economic conditions and other available investment opportunities. Depending on market conditions, general economic and industry conditions, Canopy Growth’s business and financial condition and/or other relevant factors, Constellation Brands may develop other plans or intentions in the future.
A copy of the early warning report filed in connection with this press release will be available on Canopy Growth’s profile on SEDAR at www.sedar.com or may be obtained by contacting Constellation Brands’ Investor Center at 1-888-922-2150.

About Constellation Brands
At Constellation Brands (NYSE: STZ and STZ.B), our mission is to build brands that people love because we believe sharing a toast, unwinding after a day, celebrating milestones, and helping people connect, are Worth Reaching For. It’s worth our dedication, hard work, and the bold calculated risks we take to deliver more for our consumers, trade partners, shareholders, and communities in which we live and work. It’s what has made us one of the fastest-growing large CPG companies in the U.S. at retail, and it drives our pursuit to deliver what’s next.

Today, we are a leading international producer and marketer of beer, wine, and spirits with operations in the U.S., Mexico, New Zealand, and Italy. Every day, people reach for our high-end, iconic imported beer brands such as Corona Extra, Corona Light, Corona Premier, Modelo Especial, Modelo Negra, and Pacifico, and our high-quality premium wine and spirits brands, including the Robert Mondavi brand family, Kim Crawford, Meiomi, The Prisoner brand family, SVEDKA Vodka, Casa Noble Tequila, and High West Whiskey.

But we won’t stop here. Our visionary leadership team and passionate employees from barrel room to boardroom are reaching for the next level, to explore the boundaries of the beverage alcohol industry and beyond. Join us in discovering what’s Worth Reaching For.

To learn more, follow us on Twitter @cbrands and visit www.cbrands.com.

About Canopy Growth Corporation
Canopy Growth (TSX:WEED, NYSE:CGC) is a world-leading diversified cannabis, hemp and cannabis device company, offering distinct brands and curated cannabis varieties in dried, oil and Softgel capsule forms, as well as medical devices through Canopy Growth’s subsidiary, Storz & Bickel GMbH & Co. KG. From product and process innovation to market execution, Canopy Growth is driven by a passion for leadership and a commitment to building a world-class cannabis company one product, site and country at a time. Canopy Growth has operations in over a dozen countries across five continents.

Canopy Growth’s medical division, Spectrum Therapeutics is proudly dedicated to educating healthcare practitioners, conducting robust clinical research, and furthering the public’s understanding of cannabis, and has devoted millions of dollars toward cutting edge, commercializable research and IP development.

Spectrum Therapeutics sells a range of full-spectrum products using its colour-coded classification Spectrum system as well as single cannabinoid Dronabinol under the brand Bionorica Ethics.

Canopy Growth operates retail stores across Canada under its award-winning Tweed and Tokyo Smoke banners. Tweed is a globally recognized cannabis brand which has built a large and loyal following by focusing on quality products and meaningful customer relationships.

From our historic public listing on the Toronto Stock Exchange and New York Stock Exchange to our continued international expansion, pride in advancing shareholder value through leadership is engrained in all we do at Canopy Growth. Canopy Growth has established partnerships with leading sector names including cannabis icons Snoop Dogg and Seth Rogen, breeding legends DNA Genetics and Green House Seeds, and Fortune 500 alcohol leader Constellation Brands, to name but a few. Canopy Growth operates eleven licensed cannabis production sites with over 10.5 million square feet of production capacity, including over one million square feet of GMP certified production space. For more information visit www.canopygrowth.com.

Forward-Looking Statements
This news release contains forward-looking statements. All statements other than statements of historical fact are forward-looking statements, including statements about Constellation Brands’ future ownership of shares of Canopy Growth, the possibility that Canopy Growth might exercise its right to acquire Acreage Holdings, Inc. and Canopy Growth’s ability to continue its pursuit of market opportunities and success. The words “if”,“expect,” “intend” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These statements may relate to business strategy, future operations, prospects, plans and objectives of management, as well as information concerning expected actions of third parties. All forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those set forth in, or implied by, such forward-looking statements. The forward-looking statements are based on management's current expectations and should not be construed in any manner as a guarantee that such results will in fact occur or will occur on the timetable contemplated hereby. All forward-looking statements speak only as of the date of this news release and neither Constellation Brands nor Canopy Growth undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In addition to risks and uncertainties associated with ordinary business operations, the forward-looking statements contained in this news release are subject to other risks and uncertainties and other factors and uncertainties disclosed from time-to-time in Constellation Brands’ filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended February 29, 2020 and in Canopy Growth’s filings with the Canadian Securities Administration, including in Canopy Growth’s Annual Information Form filed on SEDAR on June 25, 2019 under the heading “Risk Factors”, or with the United States Securities Exchange Commission, which could cause actual future performance to differ from current expectations.

CONTACTS:
CONSTELLATION BRANDS MEDIA CONTACTS
Michael McGrew, (773) 251-4934 / michael.mcgrew@cbrands.com
Amy Martin, (585) 678-7141 / amy.martin@cbrands.com
CONSTELLATION BRANDS INVESTOR RELATIONS CONTACTS
Patty Yahn-Urlaub, (585) 678-7483 / patty.yahn-urlaub@cbrands.com
Bob Czudak, (585) 678-7170/ bob.czudak@cbrands.com
CANOPY GROWTH MEDIA CONTACTS
Jordan Sinclair, (613) 769-4196 / jordan.sinclair@canopygrowth.com
CANOPY GROWTH INVESTOR RELATIONS CONTACTS
Tyler Burns, (613) 697-0367 / tyler.burns@canopygrowth.com
Judy Hong, (646) 483-0945 / judy.hong@canopygrowth.com